Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to the Annual Report on Form 10-KSB, as amended by Amendment No. 1 on Form 10-KSB/A, for the year ended December 31, 2002 as filed by Thanksgiving Coffee Company, Inc. with the Securities and Exchange Commission on the date hereof (collectively the “Report”), that:

(i)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul Katzeff
Chief Executive Officer
October 8, 2003